UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 _______________


Date of Report (Date of earliest event reported): July 5, 2005


                                GTC Telecom Corp.
              _____________________________________________________
             (Exact name of registrant as specified in its charter)


                                     Nevada
                  ___________________________________________
                 (State or other jurisdiction of incorporation)


         0-25703                                     88-0318246
__________________________                 ________________________________
 (Commission File Number)                  (IRS Employer Identification No.)



                          3151 Airway Ave., Suite P-3
                              Costa Mesa, CA 92626
              ______________________________________________________
              (Address of principal executive offices)   (Zip  Code)

Registrant's telephone number, including area code: (714) 549-7700


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01.     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On July 5, 2005, GTC Telecom Corp. (the "Company" or "GTC") closed on an amendment agreement(the "Amendment Agreement") to that certain Subscription Agreement dated May 23, 2005, so as to increase the amount of securities sold. Pursuant to the Amendment Agreement, the Company issued an additional $794,118 in principal amount of convertible notes, along with warrants and shares of common stock. The notes were issued at a fifteen percent discount resulting in gross proceeds of $675,000. Please see Item 3.02 of this report for a detailed description of the additional securities. The parties to the Amendment Agreement are Alpha Capital Aktiengesellschaft, Dcofi Master LDC, SCG Capital, LLC, Silver Oak Investments, Inc., and Ellis International Ltd. There are no other material relationships between the Company or its affiliates and the Purchasers other than in respect to the material definitive agreement.


ITEM  3.02.     UNREGISTERED  SALES  OF  EQUITY  SECURITIES

Pursuant to Amendment Agreement, GTC issued an additional $794,118 principal amount of our convertible promissory notes; (ii) two shares of our common stock for each dollar of note principal; (iii) six Class A warrants for each dollar of note principal to purchase shares for $0.22 per share; and (iv) five Class B warrants for each one dollar of note principal to purchase shares for $0.20 per share, exercisable until a registration statement covering the warrants has been effective for a period of 120 days. The notes bear simple interest of twelve (12%) per annum and may be converted into shares of our common stock pursuant to the terms of the note. Following issuance of the shares of common stock in the Amendment Agreement, there are 29,390,328 shares of common stock outstanding. The issuance was an isolated transaction not involving a public offering conducted without general solicitation to "accredited investors" pursuant to Rule 506 and Section 4(2) of the Securities Act of 1933.

In conjunction with above amendment agreement, we issued warrants as compensation to Hunter Wise Financial Group, LLC, to purchase 55,000 shares of our common stock, at an exercise price of $0.20 per share, exercisable for a period of five (5) years from the date of issuance. The issuance was an isolated transaction not involving a public offering conducted pursuant to
Section  4(2)  of  the  Securities  Act  of  1933.

tem  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits

Ex  10.1          Amendment Agreement by and between GTC Telecom Corp. and Alpha
Capital Alpha Capital Aktiengesellschaft, Dcofi Master LDC, SCG Capital, LLC, Silver Oak Investments, Inc., and Ellis International Ltd. dated June 30, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July  8,  2005              GTC  TELECOM  CORP.



                                   By:_/s/ Eric Clemons
                                   Eric  Clemons
                                   President